UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 19, 2010
                                                          --------------

                               CAPE BANCORP, INC.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)

    Maryland                        001-33934               26-1294270
-----------------------------   ----------------------   ----------------------
(State or Other Jurisdiction)    (Commission File No.)    (I.R.S. Employer
    of Incorporation)                                      Identification No.)


225 North Main Street, Cape May Courthouse, New Jersey              08210
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (609) 465-5600
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
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     On April 19, 2010, Cape Bancorp, Inc. announced the appointment of James F.
McGowan, Jr. as Executive Vice President, Chief Credit Officer of Cape Bank and Cape Bancorp, Inc. A copy of a press release on the appointment is attached as
Exhibit 99 to this report.

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

          (a) Financial Statements of Businesses Acquired. Not applicable

          (b) Pro Forma Financial Information. Not Applicable

          (c) Shell Company Transactions. Not Applicable

          (d) Exhibits.

              Exhibit No.       Description
              -----------       -----------

                99 Press release regarding the appointment of James F. McGowan, Jr. as Executive Vice President, Chief Credit Officer of Cape Bank and Cape Bancorp, Inc., dated April 19, 2010, issued by Cape Bancorp, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            CAPE BANCORP, INC.



DATE:  April 20, 2010               By:     /s/ Guy Hackney
                                            ----------------------------------
                                            Guy Hackney
                                            Chief Financial Officer